As filed with the Securities and Exchange Commission on September 15, 2016
Registration Statement No. 333-196738

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Post-Effective
Amendment No. 3
to
FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Allegiant Travel Company
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	20-4745737 (I.R.S. Employer Identification No.)

1201 North Town Center Drive
Las Vegas, Nevada 89144
(702) 851-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

See Table of Additional Registrants Below

Scott Sheldon
Chief Financial Officer
1201 North Town Center Drive
Las Vegas, Nevada 89144
 (702) 851-7300
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:
Robert B. Goldberg, Esq.
Ellis Funk, P.C.
3490 Piedmont Road, NE, Suite 400
Atlanta, Georgia 30305
(404) 233-2800

Approximate date of commencement of proposed sale to the public:  From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to rule 462(e) under the Securities Act, check the following box. ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer: ☒	Accelerated filer: ☐

Non-accelerated filer: ☐	Smaller reporting company: ☐

(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered/ Proposed Maximum Aggregate Offering Price/ Amount of Registration Fee (1)
Debt Securities
Guarantees of debt securities (2)

(1)	There are being registered under this registration statement such indeterminate principal amount of debt securities, which may be senior or subordinated, of the registrant, all at indeterminate prices. The registrant is relying on Rule 456(b) and Rule 457(r) under the Securities Act of 1933, as amended (the “Securities Act”), to defer payment of the registration fee.
(2)	The guarantees registered hereby are full and unconditional, joint and several guarantees by the additional registrants with respect to debt securities of Allegiant Travel Company registered hereby. See the Table of Additional Registrants, below. No separate consideration will be received for the guarantees of debt securities. No additional registration fee for the guarantees will be due pursuant to Rule 457(n).

TABLE OF ADDITIONAL REGISTRANTS*

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification No.
Allegiant Air, LLC	Nevada	20-0808621
Allegiant Vacations, LLC	Nevada	20-2756459
AFH, Inc.	Nevada	20-5127807
Allegiant Information Systems, Inc.	Nevada	35-2369641
Sunrise Asset Management, LLC	Nevada	27-1594802
G4 Properties LLC	Nevada	30-0788844
MR Brightside LLC	Nevada	30-0830858
Teesnap LLC	Nevada	32-0420065

*	The address, including zip code, and telephone number, including area code, of the principal executive offices of each of the registrants and the names, and telephone number of the agent for service for each additional registrant listed in this table are the same as those of Allegiant Travel Company.

Explanatory Note

This Post-Effective Amendment No. 3 to the Registration Statement on Form S-3 (Registration Statement No. 333-196738) (the “Registration Statement”)  is filed solely to (i) add Teesnap LLC, a Nevada limited liability company and one of the Company’s wholly owned subsidiaries (the “New Subsidiary Guarantor”), as a co-registrant to the Registration Statement to allow the New Subsidiary Guarantor to guarantee debt securities covered by the Registration Statement, (ii) update the information in Part II with respect to the addition of the New Subsidiary Guarantor, and (iii) file additional exhibits to the Registration Statement.  No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement.  Accordingly, the base prospectus is being omitted from this filing.

The Company intends to withdraw Post-Effective Amendment No. 1 to the Registration Statement, filed on September 13, 2016, which sought to add the New Subsidiary Guarantor as co-registrant to the Registration Statement but did not include any of the Additional Registrants to the filing. Post-Effective Amendment No. 2 was filed with the Commission by the Company and the Additional Registrants on September 14, 2016, but was unintentionally filed as a new automatic shelf registration statement (Registration Statement No. 333-213619). The Company and Additional Registrants have filed a request with the Commission to withdraw that Post-Effective Amendment No. 2. This post-effective amendment shall become effective immediately upon filing with the Securities and Exchange Commission.

PART II
INFORMATION NOT REQURED IN PROSPECTUS

Item 16.   Exhibits

Exhibit Number	Description of Exhibit
5.1	Opinion of Ellis Funk, P.C. as to the validity of the securities being registered*

23.1	Consent of Ernst & Young LLP*

23.2	Consent of Ellis Funk, P.C. (included in the opinion filed as Exhibit 5.1)*

24.1	Power of Attorney for Teesnap, LLC (included on signature page)*

*	Filed herewith

Item 17.    Undertakings.

The undersigned registrant hereby undertakes:

(a)           (1)         to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)          to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)          to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; provided, however, that notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

(iii)          to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in clauses (i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15 (d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(b)          That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)          To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A)          Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)          Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of this registration statement or in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(e)          That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)          Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)          Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)          The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)          Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(f)          That, for the purposes of determining any liability under the Securities Act of 1933, each filing of our annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(a) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(g)          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue;

(h)          The undersigned registrant hereby undertakes that:

For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S‑3 and have duly caused this post-effective amendment to Registration Statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, State of Nevada, on September 15, 2016.

ALLEGIANT TRAVEL COMPANY

By:	/s/ Maurice J. Gallagher, Jr.
Maurice J. Gallagher, Jr.
Chief Executive Officer, Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities indicated on September 15, 2016.

Signature	Title

/s/ Maurice J. Gallagher, Jr.	Chief Executive Officer, Chairman of the Board and President, principal executive officer
Maurice J. Gallagher, Jr.

Director
Montie Brewer

/s/ *	Director
Gary Ellmer

/s/ *	Director
Linda Marvin

/s/ *	Director
Charles W. Pollard

Director
John Redmond

/s/ Scott Sheldon	Chief Financial Officer (principal financial officer)
Scott Sheldon

/s/ Gregory Anderson	Principal Accounting Officer (principal accounting officer)
Gregory Anderson

*By:	/s/ Scott Sheldon
Scott Sheldon, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S‑3 and have duly caused this post-effective amendment to Registration Statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, State of Nevada, on September 15, 2016.

ALLEGIANT AIR, LLC

By:	/s/ Maurice J. Gallagher, Jr.
Maurice J. Gallagher, Jr.
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities indicated on September 15, 2016.

Signature	Title

/s/ Maurice J. Gallagher, Jr.	Chief Executive Officer (principal executive officer)
Maurice J. Gallagher, Jr.

/s/ Jude Bricker	President and Managing Board Member
Jude Bricker

/s/ Scott Sheldon	Chief Financial Officer (principal financial officer) and Managing Board Member
Scott Sheldon

/s/ Gregory Anderson	Vice President, Principal Accounting Officer (principal accounting officer)
Gregory Anderson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S‑3 and have duly caused this post-effective amendment to Registration Statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, State of Nevada, on September 15, 2016.

ALLEGIANT VACATIONS, LLC

By:	/s/ Jude Bricker
Jude Bricker
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities indicated on September 15, 2016.

Signature	Title

/s/ Jude Bricker	President (principal executive officer) and Managing Board Member
Jude Bricker

/s/ Scott Sheldon	Chief Financial Officer (principal financial and accounting officer) and Managing Board Member
Scott Sheldon

/s/ Gregory Anderson	Vice President and Secretary (principal accounting officer)
Gregory Anderson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S‑3 and have duly caused this post-effective amendment to Registration Statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, State of Nevada, on September 15, 2016.

AFH, INC.

By:	/s/ Scott Sheldon
Scott Sheldon
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities indicated on September 15, 2016.

Signature	Title

/s/ Maurice J. Gallagher, Jr.	Director
Maurice J. Gallagher, Jr.

/s/ Scott Sheldon	President (principal executive and financial officer)
Scott Sheldon

/s/ Gregory Anderson	Secretary and Treasurer (principal accounting officer)
Gregory Anderson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S‑3 and have duly caused this post-effective amendment to Registration Statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, State of Nevada, on September 15, 2016.

ALLEGIANT INFORMATION SYSTEMS, INC.

By:	/s/ Maurice J. Gallagher, Jr.
Maurice J. Gallagher, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities indicated on September 15, 2016.

Signature	Title

/s/ Maurice J. Gallagher, Jr.	President (principal executive officer) and Director
Maurice J. Gallagher, Jr.

/s/ Scott Sheldon	Secretary and Treasurer (principal financial and accounting officer) and Director
Scott Sheldon

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S‑3 and have duly caused this post-effective amendment to Registration Statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, State of Nevada, on September 15, 2016.

SUNRISE ASSET MANAGEMENT, LLC

By:	/s/ Jude Bricker
Jude Bricker
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities indicated on September 15, 2016.

Signature	Title

/s/ Jude Bricker	President (principal executive officer) and Managing Board Member
Jude Bricker

/s/ Scott Sheldon	Chief Financial Officer (principal financial and accounting officer) and Managing Board Member
Scott Sheldon

/s/ Gregory Anderson	Vice President and Secretary (principal accounting officer)
Gregory Anderson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S‑3 and have duly caused this post-effective amendment to Registration Statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, State of Nevada, on September 15, 2016.

G4 PROPERTIES LLC

By:	Allegiant Travel Company, Managing Member

By:	/s/ Maurice J. Gallagher, Jr.
Maurice J. Gallagher, Jr.
Chief Executive Officer, Allegiant Travel Company

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities indicated on September 15, 2016.

Signature	Title

/s/ Maurice J. Gallagher, Jr.	Chief Executive Officer, Allegiant Travel Company, Managing Member of G4 Properties LLC
Maurice J. Gallagher, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S‑3 and have duly caused this post-effective amendment to Registration Statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, State of Nevada, on September 15, 2016.

MR BRIGHTSIDE LLC

By:	/s/ Jude Bricker
Jude Bricker
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities indicated on September 15, 2016.

Signature	Title

/s/ Jude Bricker	President (principal executive officer) and Managing Board Member
Jude Bricker

/s/ Tom Doxey	Managing Board Member
Tom Doxey

/s/ Scott Sheldon	Chief Financial Officer (principal financial officer)
Scott Sheldon

/s/ Gregory Anderson	Vice President (principal accounting officer)
Gregory Anderson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S‑3 and have duly caused this post-effective amendment to Registration Statement to be signed on our behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, State of Nevada, on September 15, 2016.

TEESNAP LLC

By:	/s/ Scott Sheldon
Scott Sheldon
President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jude Bricker and Scott Sheldon and each of them acting alone, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him, in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre-effective and  post-effective amendments) to this Registration Statement, and to sign any registration statement and amendments thereto for the same offering pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes,  may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to Registration Statement has been signed by the following persons in the capacities indicated on September 15, 2016.

Signature	Title

/s/ Maurice J. Gallagher, Jr.	Managing Board Member
Maurice J. Gallagher, Jr.

/s/ Scott Sheldon	President and Chief Financial Officer (principal executive officer and principal financial officer) and Managing Board Member
Scott Sheldon

/s/ Gregory Anderson	Vice President and Secretary (principal accounting officer)
Gregory Anderson